UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2015

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 28, 2015, Triumph Group, Inc. issued a press release announcing its financial results for the third quarter ended December 31, 2014, and the following day conducted a conference call to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also provided the following financial information:

•
For the fiscal quarter ended December 31, 2014, sales mix was as follows:  commercial was 61% (compared to 58% in the prior fiscal quarter), military was 24% (compared to 28% in the prior fiscal quarter), business jets were 10% (compared to 11% in the prior fiscal quarter), regional jets were 2% (compared to 1% in the prior fiscal quarter) and non-aviation was 3% (compared to 2% in the prior fiscal quarter).

•	The top ten programs represented in the Aerostructures Group backlog were the Gulfstream, 747, 777, A330/340, C-17, 737, 787, V-22, Bombardier Global 7000/8000 and 767/Tanker, respectively.

•	The top ten programs represented in the Aerospace Systems Group backlog were the A320/A321, 787, 737, A380, V-22, 777, CH-47, Bell Helicopter 429, Sikorsky UH60 and C-130 programs, respectively.

•	For the fiscal quarter ended December 31, 2014, The Boeing Company (commercial, military and space) accounted for 42.8% of net sales.

•
Same store sales for the fiscal quarter ended December 31, 2014 decreased 7% over the prior year period.  Aerostructures same store sales for the fiscal quarter ended December 31, 2014 were $559.5 million, a decrease of 11% over the prior year period.  Aerospace Systems same store sales for the fiscal quarter ended December 31, 2014 were $215.5 million, an increase of 2% over the prior year period. Aftermarket Services same store sales for the fiscal quarter ended December 31, 2014 were $74.8 million, an increase of 7% over the prior year period.

•
For the fiscal quarter ended December 31, 2014, OEM sales represented 81% of net sales (compared to 84% in the prior fiscal quarter), Aftermarket sales represented 17% of net sales (compared to 14% in the prior fiscal quarter), and Other represented 2% of net sales (same as the prior fiscal quarter).

•	Export sales for the fiscal quarter ended December 31, 2014 were $183.0 million, an increase of 14% over the comparable quarter in the prior fiscal year.

The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated January 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 29, 2015	TRIUMPH GROUP, INC.

		By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 28, 2015